Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
7. Income Taxes
The Company’s effective tax rates for the three months ended March 31, 2023 and 2022 were 10% and (12)%, respectively.
The changes in the effective tax rates were primarily driven by the Company’s forecasted ability to partially benefit from current year anticipated tax attributes for which a full federal valuation allowance was provided for in the prior period. The effective tax rates for the three months ended March 31, 2023 was lower than the 21% U.S. statutory corporate income tax rate. This difference is primarily due to the Company’s inability to benefit from certain tax attributes in the US, as well as losses in certain
non-U.S.
jurisdictions for which a tax benefit has not been recorded.

7. Income Taxes
Provision for Income Taxes
(Loss) income before income tax expense (benefit) consists of the following (in millions):

	Successor		Predecessor
	Year Ended December 31, 2022	Six Months Ended December 31, 2021	Six Months Ended June 30, 2021	Year Ended, December 31, 2020
(Loss) income before income tax expense (benefit)
U.S. (loss) income	$(27)	$(14)	$(28)	$(88)
Non-U.S. (loss) income	(14)	(9)	(2)	(6)

Total	$(41)	$(23)	$(30)	$(94)

(Loss) income before income tax expense (benefit) shown above is based on the location of the business unit to which such earnings are attributable for tax purposes. In addition, because the earnings shown above may in some cases be subject to taxation in more than one country, the income tax provision shown below as federal, state, or foreign may not correspond to the geographic attribution of the earnings.
The provision for income tax consists of the following (in millions):

	Successor		Predecessor
	Year Ended December 31, 2022	Six Months Ended December 31, 2021	Six Months Ended June 30, 2021	Year Ended, December 31, 2020
Income tax expense (benefit):
Current:
Federal	$(10)	$17	$1	$—
State	5	3	—	—
Foreign	10	6	(5)	9

Total current tax expense (benefit)	$5	$26	$(4)	$9

Deferred tax expense (benefit):
Federal	$18	$—	$—	$(1)
State	6	—	—	1
Foreign	2	(1)	(1)	—

Total deferred tax (benefit) expense	$26	$(1)	$(1)	$—

Total income tax expense (benefit)	$31	$25	$(5)	$9

Effective Tax Rate Reconciliation
The reconciliation of the effective tax rate for all periods presented is as follows (in millions):

	Successor				Predecessor
	Year Ended December 31,		Six Months Ended December 31,		Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2021		2020
	Amount	%	Amount	%	Amount	%	Amount	%
(Loss) income before income tax expense (benefit)	$(41)		$(23)		$(30)		$(94)

Provision for income taxes at the statutory rate	$(9)	21%	$(5)	21%	$—	—%	$—	—
State income taxes, net of federal benefit	3	(7)%	3	(12)%	—	—%	1	—
Jurisdictional rate differences	8	(20)%	(11)	49%	1	(3)%	9	(11)%
Changes in valuation allowances	39	(95)%	23	(100)%	(2)	6%	—	—
Benefit of income not allocated to the Company	6	(14)%	1	(4)%	—	—	—	—
Income in separate U.S. tax consolidations	15	(37)%	16	(68)%	—	—	—	—
Non-deductible expenses	4	(9)%	8	(35)%	(2)	6%	—	—
Tax credits	(7)	17%	(4)	19%	—	—	—	—
Change in uncertain tax positions	(28)	68%	(5)	24%	—	—	—	—
Other	—	—%	(1)	(3)%	(2)	7%	(1)	1%

Income tax expense (benefit)	$31	(76)%	$25	(109)%	$(5)	16%	$9	(10)%

The Company’s effective tax rate for the Successor year ended December 31, 2022 and six months ended December 31, 2021 was (76
%) and (109
%), respectively. The Company’s effective tax rate for the Predecessor six months ended June 30, 2021 and year ended December 31, 2020 was 16% and (10
)%, respectively.
The Company’s income tax expense varies from the expense that would be expected based on statutory rates due principally to its organizational structure. Prior to the Business Combination, Alight Holdings operated as a U.S. Partnership which generally is not subject to federal and state income taxes. Subsequent to the Business Combination, the Company’s effective tax rate differs from the U.S.’s statutory rate primarily due to foreign rate differences, valuation allowances, separate entity corporate taxes, changes in statutory reserves, and the noncontrolling interest associated with the portion of Alight Holdings income not allocable to the Company. The Company is taxed as a corporation and is subject to corporate federal, state, and local taxes on the income allocated to it from Alight Holdings, based upon the Company’s economic interest in Alight Holdings, and any stand-alone income or loss generated by the Company. Alight Holdings and certain subsidiaries combine to form a single entity taxable as a partnership for U.S. federal and most applicable state and local income tax purposes. As such, Alight Holdings is not subject to U.S. federal and certain state and local income taxes. The partners of Alight Holdings, including the Company, are liable for federal, state, and local income taxes based on their allocable share of Alight Holdings’ pass-through taxable income, which includes income of Alight Holdings’ subsidiaries that are treated as disregarded entities separate from Alight Holdings for income tax purposes. The effective tax rate for the Successor year ended December 31, 2022 is lower than the 21% U.S. statutory corporate income tax rate primarily due to the structure after the Business Combination and the recognition of expenses which are not deductible for income tax purposes.

Deferred Income Taxes
The components of the Company’s deferred tax assets and liabilities are as follows (in millions):

	Successor
	December 31, 2022	December 31, 2021
Deferred tax assets:
Employee benefit plans	$3	$2
Interest expense carryforward	55	13
Other credits	39	39
Tax receivable agreement	72	64
Other accrued expenses	—	10
Seller Earnouts	11	35
Fixed assets	—	2
Intangible assets	—	—
Net operating losses	213	313
Other	5	4

Total	398	482
Valuation allowance on deferred tax assets	(127)	(226)

Total	$271	$256

Deferred tax liabilities:
Intangible assets	$(32)	$(33)
Investment in partnership	(254)	(246)
Interest rate swap	(30)	—
Other	(9)	(10)

Total	$(325)	$(289)

Net deferred tax (liability) asset	$(54)	$(33)

As a result of the Business Combination, the Company established a deferred tax asset for the value of certain tax loss and credit carryforward attributes of the merged entities. In addition, the Company established a deferred tax liability to account for the difference between the Company’s book and tax basis in its investment in Alight Holdings. The Company also has historically maintained deferred tax assets on certain tax loss carryforwards in
non-U.S.
jurisdictions.
In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized and adjusts the valuation allowance accordingly. Considerations with respect to the realizability of deferred tax assets include the period of expiration, historical earnings, and future sources of taxable income by jurisdiction to which the tax asset relates. Management judgment is required in determining the assumptions and estimates related to the amount and timing of future taxable income. The Company maintains valuation allowances with regard to the tax benefits of certain net operating losses and other deferred tax assets, and periodically assesses the adequacy thereof. Valuation allowances decreased by $99 million as of December 31, 2022, as compared to the prior year. The change is primarily attributable to acquired net operating losses and other deferred tax assets, as well as the effect of rate changes in foreign jurisdictions.
As of December 31, 2022 and 2021, the Company had U.S. and foreign net operating losses (“NOLs”) of $213 million and $313 million, respectively. The material jurisdictions for the NOLs are the United States and United Kingdom and can be carried forward indefinitely.

Uncertain Tax Positions
The following is a reconciliation of the Company’s beginning and ending amount of uncertain tax positions (in millions):

Balance at January 1, 2021 (Predecessor)	$34
Additions for tax positions of prior years	1

Balance at June 30, 2021 (Predecessor)	$35

Balance at July 1, 2021 (Successor)	35
Lapse of statute of limitations	(5)

Balance at December 31, 2021 (Successor)	$30

Lapse of statute of limitations	(22)

Balance at December 31, 2022 (Successor)	$8

The Company’s liability for uncertain tax positions as of December 31, 2022 and 2021 includes $8 million and $27 million, respectively, related to amounts that would impact the effective tax rate if recognized.
The Company records interest and penalties related to uncertain tax positions in its provision for income taxes. The Company accrued potential interest and penalties of $6 million and $17 million as of December 31, 2022 and 2021, respectively.
The Company and its subsidiaries file income tax returns in their respective jurisdictions. The Company has substantially concluded all U.S. federal income tax matters for years through 2018. The Company has concluded income tax examinations in its primary
non-U.S.
jurisdictions through 2015. With respect to open tax periods, the Company expects unrecognized tax benefits to decrease by approximately $2 million including interest and penalties, within 12 months of the reporting date. This expectation is based on the timing of limitation expirations on certain corporate income tax returns.